UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Hwy 7, Suite 600

Woodbridge

Ontario L4H 4G3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2025, Waste Connections, Inc. (the “Company”) named Derek Tan as the Company’s Senior Vice President and Chief Accounting Officer, effective May 19, 2025. Mr. Tan, age 40, assumed the role from Matthew S. Black, who transitioned on that same date to his former role of Senior Vice President and Chief Tax Officer. Mr. Tan, who previously served as Vice President – Financial Reporting, has been with the Company since 2016.

There are no arrangements or understandings between Mr. Tan and any other person pursuant to which he was selected to become Senior Vice President and Chief Accounting Officer. Mr. Tan has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Tan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On May 19, 2025, Waste Connections US, Inc. entered into a new letter agreement with Mr. Tan (the “Tan Letter Agreement”) under that certain Separation Benefits Plan, as amended and restated July 26, 2022 (the “Plan”), pursuant to which Mr. Tan’s salary will be $350,000, with a target annual bonus of 70% of his base salary. He will be eligible for equity awards on such terms and to such levels of participation as the Board or the Compensation Committee considers appropriate. The foregoing description of the Tan Letter Agreement is qualified in its entirety by reference to the full text of the Tan Letter Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which can be found as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and the securities commissions or similar regulatory authorities in Canada on August 3, 2022.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.

10.1	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Derek Tan, effective May 19, 2025.

104	The cover page of Waste Connections, Inc.’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 20, 2025	BY:	/s/ Mary Anne Whitney
Mary Anne Whitney
Executive Vice President and Chief
Financial Officer